Exhibit 10.91


                            AMENDED AND RESTATED NOTE
                            -------------------------


                                                                January 13, 2006


     Glimcher Properties Limited Partnership, a limited partnership organized under the laws of the State of Delaware ("GPLP") and GM Olathe, LLC, a limited liability company organized under the laws of the State of Delaware ("Owner", and collectively with GPLP, the "Borrower"), hereby jointly and severally promise to pay to the order of KeyBank National Association (the "Lender") the aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to Article II of the Term Loan Agreement (as the same may be amended or modified, the "Agreement") hereinafter referred to, in immediately available funds at the main office of KeyBank National Association in Cleveland, Ohio, as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay remaining unpaid principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date or such earlier date as may be required under the Agreement.

     This Note amends and restates in its entirety that certain Amended and Restated Promissory Note dated as of June 9, 2004 made by Owner for the benefit of Morgan Stanley Mortgage Capital, Inc. in the principal amount of $30,000,000 which has been assigned to Lender.

     The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

     This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Term Loan Agreement, dated as of January13 2006 among the Borrower, KeyBank National Association individually and as Administrative Agent, and the other Lenders named therein, to which Agreement, as it may be amended from time to time, reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

     If there is a Default under the Agreement or any other Loan Document and Administrative Agent exercises the remedies provided under the Agreement and/or any of the Loan Documents for the Lenders, then in addition to all amounts recoverable by the Administrative Agent and the Lenders under such documents, the Administrative Agent and the Lenders shall be entitled to receive reasonable attorneys fees and expenses incurred by the Administrative Agent and the Lenders in connection with the exercise of such remedies.

     Borrower and all endorsers severally waive presentment, protest and demand, notice of protest, demand and of dishonor and nonpayment of this Note, and any and all lack of diligence or delays in collection or enforcement of this Note, and expressly agree that this Note, or any payment hereunder, may be extended from time to time, and expressly consent to the release of any party liable for the obligation secured by this Note, the release of any of the security for this Note, the acceptance of any other security therefor, or any other indulgence or forbearance whatsoever, all without notice to any party and without affecting the liability of the Borrower and any endorsers hereof.

     This Note shall be governed and construed under the internal laws of the State of Ohio.

     BORROWER AND LENDER, BY ITS ACCEPTANCE HEREOF, EACH HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHT UNDER THIS NOTE OR ANY OTHER LOAN DOCUMENT OR RELATING THERETO OR ARISING FROM THE LENDING RELATIONSHIP WHICH IS THE SUBJECT OF THIS NOTE AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY.

                        GM OLATHE, LLC,
                        a Delaware limited liability company

                        By: GM MEZZ, LLC,
                            a Delaware limited liability company,
                            its sole member

                            By: GREAT PLAINS METROMALL, LLC,
                                a Delaware limited liability company,
                                its sole member

                                By: GLIMCHER PROPERTIES LIMITED
                                    PARTNERSHIP, a Delaware limited liability
                                    company, its sole member

                                    By: GLIMCHER PROPERTIES
                                        CORPORATION, a Delaware
                                        corporation, its sole general partner

                                        By: /s/ George A. Schmidt
                                            --------------------------------
                                            Print Name: George A. Schmidt
                                            Title: Executive Vice President

                                            150 East Gay Street
                                            Columbus, Ohio 43215
                                            Phone:  614-621-9000
                                            Facsimile:  614-621-8863
                                            Attention:  George A. Schmidt


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

                                GLIMCHER PROPERTIES LIMITED
                                PARTNERSHIP, a Delaware limited partnership


                                By: Glimcher Properties Corporation, a Delaware
                                    corporation, its sole general partner

                                    By: /s/ George A. Schmidt
                                        --------------------------------------
                                        Print Name: George A. Schmidt
                                        Title: Executive Vice President





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


                   SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                NOTE OF GLIMCHER PROPERTIES LIMITED PARTNERSHIP,
                               AND GM OLATHE, LLC
                             DATED JANUARY __, 2006


                                                    Maturity
              Principal         Maturity            Principal
              Amount of         of Interest         Amount           Unpaid
Date          Loan              Period              Paid             Balance
----          ---------         -----------         ---------        -------

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